                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):     September 9, 2003
                                                          (September 8, 2003)
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                       ATCHISON CASTING CORPORATION
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               (Exact name of registrant as specified in charter)

        Kansas                     1-12541                  48-1156578
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(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                       Identification Number)

               400 South Fourth Street, Atchison, KS 66002
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               (Address of Principal Executive Offices) (Zip Code)

                              (913) 367-2121
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              (Registrant's telephone number, including area code)

                              Not Applicable
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         (Former name or former address, if changed since last report)

Item 5. Other Events.

     Atchison  Casting  Corporation  issued a press release  announcing that its cast roll making operations in England have filed for administration.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated  herein by reference.

Item 7. Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibit is filed herewith:

         99.1     Press Release dated September 9, 2003.

                                SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: September 8, 2003

                                   Atchison Casting Corporation

                                   By:      /s/ Kevin T. McDermed
                                      --------------------------------
                                            Kevin T. McDermed
                                            Chief Financial Officer